Exhibit 26(r)

Powers of Attorney

Mark W. Mullin

Arthur C. Schneider

Brenda K. Clancy

Jason Orlandi

Robert J. Kontz

C. Michiel van Katwijk

Eric J. Martin

Scott W. Ham

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Brenda K. Clancy, a Director, Chairman of the Board, Chief Executive Officer and President of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or any of them, may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1940 File Number
WRL Series Life Account	ForLife	811-4420
WRL Series Life Account	Xcelerator Exec	811-4420
WRL Series Life Account	Xcelerator & Xcelerator Focus	811-4420
WRL Series Life Account	Freedom Elite Builder II	811-4420
WRL Series Life Account	Freedom Elite Builder	811-4420
WRL Series Life Account	Associate Freedom Elite Builder	811-4420
WRL Series Life Account	Freedom Elite	811-4420
WRL Series Life Account	Freedom Wealth Protector	811-4420
WRL Series Life Account	Freedom Equity Protector	811-4420
WRL Series Life Account	Financial Freedom Builder	811-4420
WRL Series Life Account	Freedom Elite Advisor	811-4420
WRL Series Life Account	Freedom SP Plus	811-4420
WRL Series Life Account	Equity Protector	811-4420
WRL Series Life Account G	BeneFactor	811-21929
WRL Series Life Account G	Freedom Asset Advisor	811-21929
WRL Series Life Account G	Evolution	811-21929

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of August, 2014.

/s/ Brenda K. Clancy
Brenda K. Clancy, Director, Chairman of the Board, Chief Executive Officer and President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Mark W. Mullin, a Director of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or any of them, may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1940 File Number
WRL Series Life Account	ForLife	811-4420
WRL Series Life Account	Xcelerator Exec	811-4420
WRL Series Life Account	Xcelerator & Xcelerator Focus	811-4420
WRL Series Life Account	Freedom Elite Builder II	811-4420
WRL Series Life Account	Freedom Elite Builder	811-4420
WRL Series Life Account	Associate Freedom Elite Builder	811-4420
WRL Series Life Account	Freedom Elite	811-4420
WRL Series Life Account	Freedom Wealth Protector	811-4420
WRL Series Life Account	Freedom Equity Protector	811-4420
WRL Series Life Account	Financial Freedom Builder	811-4420
WRL Series Life Account	Freedom Elite Advisor	811-4420
WRL Series Life Account	Freedom SP Plus	811-4420
WRL Series Life Account	Equity Protector	811-4420
WRL Series Life Account G	BeneFactor	811-21929
WRL Series Life Account G	Freedom Asset Advisor	811-21929
WRL Series Life Account G	Evolution	811-21929

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of August, 2014.

/s/ Mark W. Mullin
Mark W. Mullin, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Arthur C. Schneider, a Director, Senior Vice President and Chief Tax Officer of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or any of them, may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1940 File Number
WRL Series Life Account	ForLife	811-4420
WRL Series Life Account	Xcelerator Exec	811-4420
WRL Series Life Account	Xcelerator & Xcelerator Focus	811-4420
WRL Series Life Account	Freedom Elite Builder II	811-4420
WRL Series Life Account	Freedom Elite Builder	811-4420
WRL Series Life Account	Associate Freedom Elite Builder	811-4420
WRL Series Life Account	Freedom Elite	811-4420
WRL Series Life Account	Freedom Wealth Protector	811-4420
WRL Series Life Account	Freedom Equity Protector	811-4420
WRL Series Life Account	Financial Freedom Builder	811-4420
WRL Series Life Account	Freedom Elite Advisor	811-4420
WRL Series Life Account	Freedom SP Plus	811-4420
WRL Series Life Account	Equity Protector	811-4420
WRL Series Life Account G	BeneFactor	811-21929
WRL Series Life Account G	Freedom Asset Advisor	811-21929
WRL Series Life Account G	Evolution	811-21929

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of August, 2014.

/s/ Arthur C. Schneider
Arthur C. Schneider, Director, Senior Vice President and Chief Tax Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Robert J. Kontz, a Director and Vice President of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or any of them, may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1940 File Number
WRL Series Life Account	ForLife	811-4420
WRL Series Life Account	Xcelerator Exec	811-4420
WRL Series Life Account	Xcelerator & Xcelerator Focus	811-4420
WRL Series Life Account	Freedom Elite Builder II	811-4420
WRL Series Life Account	Freedom Elite Builder	811-4420
WRL Series Life Account	Associate Freedom Elite Builder	811-4420
WRL Series Life Account	Freedom Elite	811-4420
WRL Series Life Account	Freedom Wealth Protector	811-4420
WRL Series Life Account	Freedom Equity Protector	811-4420
WRL Series Life Account	Financial Freedom Builder	811-4420
WRL Series Life Account	Freedom Elite Advisor	811-4420
WRL Series Life Account	Freedom SP Plus	811-4420
WRL Series Life Account	Equity Protector	811-4420
WRL Series Life Account G	BeneFactor	811-21929
WRL Series Life Account G	Freedom Asset Advisor	811-21929
WRL Series Life Account G	Evolution	811-21929

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of August, 2014.

/s/ Robert J. Kontz
Robert J. Kontz, Director and Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Eric J. Martin, Senior Vice President and Corporate Controller of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or any of them, may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1940 File Number
WRL Series Life Account	ForLife	811-4420
WRL Series Life Account	Xcelerator Exec	811-4420
WRL Series Life Account	Xcelerator & Xcelerator Focus	811-4420
WRL Series Life Account	Freedom Elite Builder II	811-4420
WRL Series Life Account	Freedom Elite Builder	811-4420
WRL Series Life Account	Associate Freedom Elite Builder	811-4420
WRL Series Life Account	Freedom Elite	811-4420
WRL Series Life Account	Freedom Wealth Protector	811-4420
WRL Series Life Account	Freedom Equity Protector	811-4420
WRL Series Life Account	Financial Freedom Builder	811-4420
WRL Series Life Account	Freedom Elite Advisor	811-4420
WRL Series Life Account	Freedom SP Plus	811-4420
WRL Series Life Account	Equity Protector	811-4420
WRL Series Life Account G	BeneFactor	811-21929
WRL Series Life Account G	Freedom Asset Advisor	811-21929
WRL Series Life Account G	Evolution	811-21929

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of August, 2014.

/s/ Eric J. Martin
Eric J. Martin, Senior Vice President and Corporate Controller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, C. Michiel van Katwijk, a Director, Chief Financial Officer, Senior Vice President and Treasurer of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or any of them, may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1940 File Number
WRL Series Life Account	ForLife	811-4420
WRL Series Life Account	Xcelerator Exec	811-4420
WRL Series Life Account	Xcelerator & Xcelerator Focus	811-4420
WRL Series Life Account	Freedom Elite Builder II	811-4420
WRL Series Life Account	Freedom Elite Builder	811-4420
WRL Series Life Account	Associate Freedom Elite Builder	811-4420
WRL Series Life Account	Freedom Elite	811-4420
WRL Series Life Account	Freedom Wealth Protector	811-4420
WRL Series Life Account	Freedom Equity Protector	811-4420
WRL Series Life Account	Financial Freedom Builder	811-4420
WRL Series Life Account	Freedom Elite Advisor	811-4420
WRL Series Life Account	Freedom SP Plus	811-4420
WRL Series Life Account	Equity Protector	811-4420
WRL Series Life Account G	BeneFactor	811-21929
WRL Series Life Account G	Freedom Asset Advisor	811-21929
WRL Series Life Account G	Evolution	811-21929

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of August, 2014.

/s/ C. Michiel van Katwijk
C. Michiel van Katwijk, Director, Chief Financial Officer, Senior Vice President and Treasurer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Scott W. Ham, a Director and Division President - Life & Protection of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or any of them, may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1940 File Number
WRL Series Life Account	ForLife	811-4420
WRL Series Life Account	Xcelerator Exec	811-4420
WRL Series Life Account	Xcelerator & Xcelerator Focus	811-4420
WRL Series Life Account	Freedom Elite Builder II	811-4420
WRL Series Life Account	Freedom Elite Builder	811-4420
WRL Series Life Account	Associate Freedom Elite Builder	811-4420
WRL Series Life Account	Freedom Elite	811-4420
WRL Series Life Account	Freedom Wealth Protector	811-4420
WRL Series Life Account	Freedom Equity Protector	811-4420
WRL Series Life Account	Financial Freedom Builder	811-4420
WRL Series Life Account	Freedom Elite Advisor	811-4420
WRL Series Life Account	Freedom SP Plus	811-4420
WRL Series Life Account	Equity Protector	811-4420
WRL Series Life Account G	BeneFactor	811-21929
WRL Series Life Account G	Freedom Asset Advisor	811-21929
WRL Series Life Account G	Evolution	811-21929

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of August, 2014.

/s/ Scott W. Ham
Scott W. Ham, Director and Division President- Life & Protection

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jason Orlandi, a Director, Senior Vice President, Secretary and general Counsel of Transamerica Premier Life Insurance Company, an Iowa corporation, do hereby appoint ARTHUR D. WOODS, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary to appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact or any of them, may do or cause to be done by virtue hereof.

Separate Account Name	Product Name	SEC 1940 File Number
WRL Series Life Account	ForLife	811-4420
WRL Series Life Account	Xcelerator Exec	811-4420
WRL Series Life Account	Xcelerator & Xcelerator Focus	811-4420
WRL Series Life Account	Freedom Elite Builder II	811-4420
WRL Series Life Account	Freedom Elite Builder	811-4420
WRL Series Life Account	Associate Freedom Elite Builder	811-4420
WRL Series Life Account	Freedom Elite	811-4420
WRL Series Life Account	Freedom Wealth Protector	811-4420
WRL Series Life Account	Freedom Equity Protector	811-4420
WRL Series Life Account	Financial Freedom Builder	811-4420
WRL Series Life Account	Freedom Elite Advisor	811-4420
WRL Series Life Account	Freedom SP Plus	811-4420
WRL Series Life Account	Equity Protector	811-4420
WRL Series Life Account G	BeneFactor	811-21929
WRL Series Life Account G	Freedom Asset Advisor	811-21929
WRL Series Life Account G	Evolution	811-21929

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of August, 2014.

/s/ Jason Orlandi
Jason Orlandi, Director, Senior Vice President, Secretary and General Counsel